Exhibit j.3

Power of Attorney

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints John H. Streur, Christine C. Carsman, Keitha L. Kinne and Donald S. Rumery, and each of them, as his true and lawful attorneys and agents, with full power and authority of substitution and resubstitution, to execute any amendment (including post-effective amendment) to the Registration Statement on Form N-1A of The Managers Funds (SEC File No. 2-84012) (the “Trust”) that relates to the Managers Money Market Fund series of the Trust on behalf of the undersigned as an officer of the JPMorgan Trust II and the undersigned does hereby ratify and confirm all that said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. This power of attorney will terminate on May 31, 2009.

/s/ George C.W. Gatch
George C.W. Gatch

Power of Attorney

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints John H. Streur, Christine C. Carsman, Keitha L. Kinne and Donald S. Rumery, and each of them, as her true and lawful attorneys and agents, with full power and authority of substitution and resubstitution, to execute any amendment (including post- effective amendment) to the Registration Statement on Form N-1A of The Managers Funds (SEC File No. 2-84012) (the “Trust”) that relates to the Managers Money Market Fund series of the Trust on behalf of the undersigned as an officer of the JPMorgan Trust II and the undersigned does hereby ratify and confirm all that said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. This power of attorney will terminate on May 31, 2009.

/s/ Patricia A. Maleski
Patricia A. Maleski

POWERS OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that each of the undersigned constitutes and appoints John H. Streur, Christine C. Carsman, Keitha L. Kinne and Donald S. Rumery, and each of them, as his or her true and lawful attorneys and agents, with full power and authority of substitution and resubstitution, to execute any amendment (including post-effective amendment) to the Registration Statement on Form N-1A of The Manager Funds (SEC File No. 2-84012) (the “Trust”) that relates to the Managers Money Market Fund series of the Trust on behalf of the undersigned as a trustee of the JPMorgan Trust II and the undersigned do hereby ratify and confirm all that said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. This power of attorney will terminate on May 31, 2010.

/s/ William J. Armstrong
William J. Armstrong	William G. Morton, Jr.

John F. Finn	Robert A. Oden, Jr.

Dr. Matthew Goldstein	Fergus Reid, III

Robert J. Higgins	Frederick W. Ruebeck

Peter C. Marshall	James J. Schonbachler

Marilyn McCoy	Leonard M. Spalding, Jr.

Frankie Hughes

Dated: February 18, 2009.

POWERS OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that each of the undersigned constitutes and appoints John H. Streur, Christine C. Carsman, Keitha L. Kinne and Donald S. Rumery, and each of them, as his or her true and lawful attorneys and agents, with full power and authority of substitution and resubstitution, to execute any amendment (including post-effective amendment) to the Registration Statement on Form N-1A of The Manager Funds (SEC File No. 2-84012) (the “Trust”) that relates to the Managers Money Market Fund series of the Trust on behalf of the undersigned as a trustee of the JPMorgan Trust II and the undersigned do hereby ratify and confirm all that said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. This power of attorney will terminate on May 31, 2010.

/s/ William G. Morton, Jr.
William J. Armstrong	William G. Morton, Jr.

John F. Finn	Robert A. Oden, Jr.

Dr. Matthew Goldstein	Fergus Reid, III

Robert J. Higgins	Frederick W. Ruebeck

Peter C. Marshall	James J. Schonbachler

Marilyn McCoy	Leonard M. Spalding, Jr.

Frankie Hughes

Dated: February 18, 2009.

POWERS OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that each of the undersigned constitutes and appoints John H. Streur, Christine C. Carsman, Keitha L. Kinne and Donald S. Rumery, and each of them, as his or her true and lawful attorneys and agents, with full power and authority of substitution and resubstitution, to execute any amendment (including post-effective amendment) to the Registration Statement on Form N-1A of The Manager Funds (SEC File No. 2-84012) (the “Trust”) that relates to the Managers Money Market Fund series of the Trust on behalf of the undersigned as a trustee of the JPMorgan Trust II and the undersigned do hereby ratify and confirm all that said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. This power of attorney will terminate on May 31, 2010.

William J. Armstrong	William G. Morton, Jr.

/s/ John F. Finn
John F. Finn	Robert A. Oden, Jr.

Dr. Matthew Goldstein	Fergus Reid, III

Robert J. Higgins	Frederick W. Ruebeck

Peter C. Marshall	James J. Schonbachler

Marilyn McCoy	Leonard M. Spalding, Jr.

Frankie Hughes

Dated: February 18, 2009.

POWERS OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that each of the undersigned constitutes and appoints John H. Streur, Christine C. Carsman, Keitha L. Kinne and Donald S. Rumery, and each of them, as his or her true and lawful attorneys and agents, with full power and authority of substitution and resubstitution, to execute any amendment (including post-effective amendment) to the Registration Statement on Form N-1A of The Manager Funds (SEC File No. 2-84012) (the “Trust”) that relates to the Managers Money Market Fund series of the Trust on behalf of the undersigned as a trustee of the JPMorgan Trust II and the undersigned do hereby ratify and confirm all that said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. This power of attorney will terminate on May 31, 2010.

William J. Armstrong	William G. Morton, Jr.

/s/ Robert A. Oden, Jr.
John F. Finn	Robert A. Oden, Jr.

Dr. Matthew Goldstein	Fergus Reid, III

Robert J. Higgins	Frederick W. Ruebeck

Peter C. Marshall	James J. Schonbachler

Marilyn McCoy	Leonard M. Spalding, Jr.

Frankie Hughes

Dated: February 18, 2009.

POWERS OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that each of the undersigned constitutes and appoints John H. Streur, Christine C. Carsman, Keitha L. Kinne and Donald S. Rumery, and each of them, as his or her true and lawful attorneys and agents, with full power and authority of substitution and resubstitution, to execute any amendment (including post-effective amendment) to the Registration Statement on Form N-1A of The Manager Funds (SEC File No. 2-84012) (the “Trust”) that relates to the Managers Money Market Fund series of the Trust on behalf of the undersigned as a trustee of the JPMorgan Trust II and the undersigned do hereby ratify and confirm all that said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. This power of attorney will terminate on May 31, 2010.

William J. Armstrong	William G. Morton, Jr.

John F. Finn	Robert A. Oden, Jr.

/s/ Dr. Matthew Goldstein
Dr. Matthew Goldstein	Fergus Reid, III

Robert J. Higgins	Frederick W. Ruebeck

Peter C. Marshall	James J. Schonbachler

Marilyn McCoy	Leonard M. Spalding, Jr.

Frankie Hughes

Dated: February 18, 2009.

POWERS OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that each of the undersigned constitutes and appoints John H. Streur, Christine C. Carsman, Keitha L. Kinne and Donald S. Rumery, and each of them, as his or her true and lawful attorneys and agents, with full power and authority of substitution and resubstitution, to execute any amendment (including post-effective amendment) to the Registration Statement on Form N-1A of The Manager Funds (SEC File No. 2-84012) (the “Trust”) that relates to the Managers Money Market Fund series of the Trust on behalf of the undersigned as a trustee of the JPMorgan Trust II and the undersigned do hereby ratify and confirm all that said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. This power of attorney will terminate on May 31, 2010.

William J. Armstrong	William G. Morton, Jr.

John F. Finn	Robert A. Oden, Jr.

/s/ Fergus Reid, III
Dr. Matthew Goldstein	Fergus Reid, III

Robert J. Higgins	Frederick W. Ruebeck

Peter C. Marshall	James J. Schonbachler

Marilyn McCoy	Leonard M. Spalding, Jr.

Frankie Hughes

Dated: February 18, 2009.

POWERS OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that each of the undersigned constitutes and appoints John H. Streur, Christine C. Carsman, Keitha L. Kinne and Donald S. Rumery, and each of them, as his or her true and lawful attorneys and agents, with full power and authority of substitution and resubstitution, to execute any amendment (including post-effective amendment) to the Registration Statement on Form N-1A of The Manager Funds (SEC File No. 2-84012) (the “Trust”) that relates to the Managers Money Market Fund series of the Trust on behalf of the undersigned as a trustee of the JPMorgan Trust II and the undersigned do hereby ratify and confirm all that said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. This power of attorney will terminate on May 31, 2010.

William J. Armstrong	William G. Morton, Jr.

John F. Finn	Robert A. Oden, Jr.

Dr. Matthew Goldstein	Fergus Reid, III

/s/ Robert J. Higgins
Robert J. Higgins	Frederick W. Ruebeck

Peter C. Marshall	James J. Schonbachler

Marilyn McCoy	Leonard M. Spalding, Jr.

Frankie Hughes

Dated: February 18, 2009.

POWERS OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that each of the undersigned constitutes and appoints John H. Streur, Christine C. Carsman, Keitha L. Kinne and Donald S. Rumery, and each of them, as his or her true and lawful attorneys and agents, with full power and authority of substitution and resubstitution, to execute any amendment (including post-effective amendment) to the Registration Statement on Form N-1A of The Manager Funds (SEC File No. 2-84012) (the “Trust”) that relates to the Managers Money Market Fund series of the Trust on behalf of the undersigned as a trustee of the JPMorgan Trust II and the undersigned do hereby ratify and confirm all that said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. This power of attorney will terminate on May 31, 2010.

William J. Armstrong	William G. Morton, Jr.

John F. Finn	Robert A. Oden, Jr.

Dr. Matthew Goldstein	Fergus Reid, III

/s/ Frederick W. Ruebeck
Robert J. Higgins	Frederick W. Ruebeck

Peter C. Marshall	James J. Schonbachler

Marilyn McCoy	Leonard M. Spalding, Jr.

Frankie Hughes

Dated: February 18, 2009.

POWERS OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that each of the undersigned constitutes and appoints John H. Streur, Christine C. Carsman, Keitha L. Kinne and Donald S. Rumery, and each of them, as his or her true and lawful attorneys and agents, with full power and authority of substitution and resubstitution, to execute any amendment (including post-effective amendment) to the Registration Statement on Form N-1A of The Manager Funds (SEC File No. 2-84012) (the “Trust”) that relates to the Managers Money Market Fund series of the Trust on behalf of the undersigned as a trustee of the JPMorgan Trust II and the undersigned do hereby ratify and confirm all that said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. This power of attorney will terminate on May 31, 2010.

William J. Armstrong	William G. Morton, Jr.

John F. Finn	Robert A. Oden, Jr.

Dr. Matthew Goldstein	Fergus Reid, III

Robert J. Higgins	Frederick W. Ruebeck

/s/ Peter C. Marshall
Peter C. Marshall	James J. Schonbachler

Marilyn McCoy	Leonard M. Spalding, Jr.

Frankie Hughes

Dated: February 18, 2009.

POWERS OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that each of the undersigned constitutes and appoints John H. Streur, Christine C. Carsman, Keitha L. Kinne and Donald S. Rumery, and each of them, as his or her true and lawful attorneys and agents, with full power and authority of substitution and resubstitution, to execute any amendment (including post-effective amendment) to the Registration Statement on Form N-1A of The Manager Funds (SEC File No. 2-84012) (the “Trust”) that relates to the Managers Money Market Fund series of the Trust on behalf of the undersigned as a trustee of the JPMorgan Trust II and the undersigned do hereby ratify and confirm all that said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. This power of attorney will terminate on May 31, 2010.

William J. Armstrong	William G. Morton, Jr.

John F. Finn	Robert A. Oden, Jr.

Dr. Matthew Goldstein	Fergus Reid, III

Robert J. Higgins	Frederick W. Ruebeck

/s/ James J. Schonbachler
Peter C. Marshall	James J. Schonbachler

Marilyn McCoy	Leonard M. Spalding, Jr.

Frankie Hughes

Dated: February 18, 2009.

POWERS OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that each of the undersigned constitutes and appoints John H. Streur, Christine C. Carsman, Keitha L. Kinne and Donald S. Rumery, and each of them, as his or her true and lawful attorneys and agents, with full power and authority of substitution and resubstitution, to execute any amendment (including post-effective amendment) to the Registration Statement on Form N-1A of The Manager Funds (SEC File No. 2-84012) (the “Trust”) that relates to the Managers Money Market Fund series of the Trust on behalf of the undersigned as a trustee of the JPMorgan Trust II and the undersigned do hereby ratify and confirm all that said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. This power of attorney will terminate on May 31, 2010.

William J. Armstrong	William G. Morton, Jr.

John F. Finn	Robert A. Oden, Jr.

Dr. Matthew Goldstein	Fergus Reid, III

Robert J. Higgins	Frederick W. Ruebeck

Peter C. Marshall	James J. Schonbachler

/s/ Marilyn McCoy
Marilyn McCoy	Leonard M. Spalding, Jr.

Frankie Hughes

Dated: February 18, 2009.

POWERS OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that each of the undersigned constitutes and appoints John H. Streur, Christine C. Carsman, Keitha L. Kinne and Donald S. Rumery, and each of them, as his or her true and lawful attorneys and agents, with full power and authority of substitution and resubstitution, to execute any amendment (including post-effective amendment) to the Registration Statement on Form N-1A of The Manager Funds (SEC File No. 2-84012) (the “Trust”) that relates to the Managers Money Market Fund series of the Trust on behalf of the undersigned as a trustee of the JPMorgan Trust II and the undersigned do hereby ratify and confirm all that said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. This power of attorney will terminate on May 31, 2010.

William J. Armstrong	William G. Morton, Jr.

John F. Finn	Robert A. Oden, Jr.

Dr. Matthew Goldstein	Fergus Reid, III

Robert J. Higgins	Frederick W. Ruebeck

Peter C. Marshall	James J. Schonbachler

/s/ Leonard M. Spalding, Jr.
Marilyn McCoy	Leonard M. Spalding, Jr.

Frankie Hughes

Dated: February 18, 2009.

POWERS OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that each of the undersigned constitutes and appoints John H. Streur, Christine C. Carsman, Keitha L. Kinne and Donald S. Rumery, and each of them, as his or her true and lawful attorneys and agents, with full power and authority of substitution and resubstitution, to execute any amendment (including post-effective amendment) to the Registration Statement on Form N-1A of The Manager Funds (SEC File No. 2-84012) (the “Trust”) that relates to the Managers Money Market Fund series of the Trust on behalf of the undersigned as a trustee of the JPMorgan Trust II and the undersigned do hereby ratify and confirm all that said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. This power of attorney will terminate on May 31, 2010.

William J. Armstrong	William G. Morton, Jr.

John F. Finn	Robert A. Oden, Jr.

Dr. Matthew Goldstein	Fergus Reid, III

Robert J. Higgins	Frederick W. Ruebeck

Peter C. Marshall	James J. Schonbachler

Marilyn McCoy	Leonard M. Spalding, Jr.

/s/ Frankie Hughes
Frankie Hughes

Dated: February 18, 2009.